UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 14, 2015

BioCorRx Inc.
(Exact name of registrant as specified in its charter)

333-153381

(Commission File Number)

Nevada	26-0685980
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

601 N. Parkcenter Drive, Suite 103

Santa Ana, California 92705

(Address of principal executive offices)

(714) 462-4880

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement.

Supply and Distribution Agreement with Coastside Health & Medical Clinic Inc.

On September 2, 2015, BioCorRx Inc., a Nevada corporation (the “Company”), entered into a five year Supply and Distribution agreement (the “Coastside Distribution Agreement”) with Coastside Health & Medical Clinic Inc. (“Coastside”). The Company is involved in establishing certain addiction therapeutic and rehabilitation programs (the "Start Fresh Programs") consisting of a Naltrexone implant that is placed under the skin in the lower abdomen (the "Naltrexone Implant") coupled with life coaching/counseling sessions from specialized life coaches/counselors.

In accordance with the terms and provisions of the Coastside Distribution Agreement: (i) the Company has granted to Coastside, for the term of the Coastside Distribution Agreement, a right to distribute the Start Fresh Program, including purchase of the Naltrexone Implant, in the Territory, which is defined in the Coastside Distribution Agreement as the office of Coastside, located at 1618 Sullivan Avenue, #208, Daly City, CA 94025, (ii) the Company has agreed to the furnish Coastside at no additional cost, educational resources, research findings and educational materials, resources and information associated with effective uses of the Naltrexone Implant and the Start Fresh Program, and (iii) Coastside has agreed to pay to the Company a program access fee for each Start Fresh Program, which includes access to the Naltrexone Implant, which fee may be renegotiated following a 18 month period from the execution date.

The Coastside Distribution Agreement may be terminated (i) in the event of the bankruptcy or insolvency of either party, (ii) if either party is in material breach of or in non-compliance with any of the terms of the Coastside Distribution Agreement and such breach is not cured within thirty days of the date of notice, or (iii) upon mutual agreement of the parties. Either the Company or Coastside may elect to non-renew the Coastside Distribution Agreement by providing written notice to the other party at least sixty days prior to the date upon which the Coastside Distribution Agreement will expire.

Supply and Distribution Agreement with COR Medical Group

On August 14, 2015, BioCorRx Inc., entered into a six month Supply and Distribution agreement (the “CMG Agreement”) with COR Medical Group (“CMG”). The Company is involved in establishing certain addiction therapeutic and rehabilitation programs (the "Start Fresh Programs") consisting of a Naltrexone implant that is placed under the skin in the lower abdomen (the "Naltrexone Implant") coupled with life coaching/counseling sessions from specialized life coaches/counselors.

In accordance with the terms and provisions of the CMG Agreement: (i) the Company has granted to CMG, for the term of the CMG Agreement, a right to distribute the Start Fresh Program, including purchase of the Naltrexone Implant, in the Territory, which is defined in the CMG Agreement as the office of the CMG; located at 1405 W. Rancho Vista Blvd., Palmdale, CA 93551, (ii) the Company has agreed to the furnish CMG at no additional cost, educational resources, research findings and educational materials, resources and information associated with effective uses of the Naltrexone Implant and the Start Fresh Program, and (iii) CMG has agreed to pay to the Company a program access fee for each Start Fresh Program, which includes access to the Naltrexone Implant, which fee may be renegotiated following a 6 month period from the execution date.

The CMG Agreement may be terminated (i) in the event of the bankruptcy or insolvency of either party, (ii) if either party is in material breach of or in non-compliance with any of the terms of the CMG Agreement and such breach is not cured within thirty days of the date of notice, or (iii) upon mutual agreement of the parties. Either the Company or CMG may elect to non-renew the CMG Agreement by providing written notice to the other party at least sixty days prior to the date upon which the CMG Agreement will expire.

Supply and Distribution Agreement with Mazolewskioc Medical, PC

On August 28, 2015, BioCorRx Inc., entered into a six month Supply and Distribution agreement (the “CMG Agreement”) with Mazolewskioc Medical, PC (“MM”). The Company is involved in establishing certain addiction therapeutic and rehabilitation programs (the "Start Fresh Programs") consisting of a Naltrexone implant that is placed under the skin in the lower abdomen (the "Naltrexone Implant") coupled with life coaching/counseling sessions from specialized life coaches/counselors.

In accordance with the terms and provisions of the MM Agreement: (i) the Company has granted to MM, for the term of the MM Agreement, a right to distribute the Start Fresh Program, including purchase of the Naltrexone Implant, in the Territory, which is defined in the MM Agreement as the office of the MM; located at 9988 Hilbert, Suite 100, San Diego, CA 92131, (ii) the Company has agreed to the furnish MM at no additional cost, educational resources, research findings and educational materials, resources and information associated with effective uses of the Naltrexone Implant and the Start Fresh Program, and (iii) MM has agreed to pay to the Company a program access fee for each Start Fresh Program, which includes access to the Naltrexone Implant, which fee may be renegotiated following a 6 month period from the execution date.

The MM Agreement may be terminated (i) in the event of the bankruptcy or insolvency of either party, (ii) if either party is in material breach of or in non-compliance with any of the terms of the MM Agreement and such breach is not cured within thirty days of the date of notice, or (iii) upon mutual agreement of the parties. Either the Company or MM may elect to non-renew the MM Agreement by providing written notice to the other party at least sixty days prior to the date upon which the MM Agreement will expire.

2

Supply and Distribution Agreement with Wellness Institute of Illinois

On August 26, 2015, BioCorRx Inc., entered into a six month Supply and Distribution agreement (the “WII Agreement”) with Wellness Institute of Illinois (“WII”). The Company is involved in establishing certain addiction therapeutic and rehabilitation programs (the "Start Fresh Programs") consisting of a Naltrexone implant that is placed under the skin in the lower abdomen (the "Naltrexone Implant") coupled with life coaching/counseling sessions from specialized life coaches/counselors.

In accordance with the terms and provisions of the WII Agreement: (i) the Company has granted to WII, for the term of the WII Agreement, a right to distribute the Start Fresh Program, including purchase of the Naltrexone Implant, in the Territory, which is defined in the WII Agreement as the office of the WII; located at 6119-B Northwest Hwy, Crystal Lake, IL 60014, (ii) the Company has agreed to the furnish WII at no additional cost, educational resources, research findings and educational materials, resources and information associated with effective uses of the Naltrexone Implant and the Start Fresh Program, and (iii) WII has agreed to pay to the Company a program access fee for each Start Fresh Program, which includes access to the Naltrexone Implant, which fee may be renegotiated following a 6 month period from the execution date.

The WII Agreement may be terminated (i) in the event of the bankruptcy or insolvency of either party, (ii) if either party is in material breach of or in non-compliance with any of the terms of the WII Agreement and such breach is not cured within thirty days of the date of notice, or (iii) upon mutual agreement of the parties. Either the Company or WII may elect to non-renew the WII Agreement by providing written notice to the other party at least sixty days prior to the date upon which the MM Agreement will expire.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished as part of this Form 8-K:

Exhibit 10.1	Supply and Distribution Agreement, by and between the Company and Coastside Health & Medical Clinic Inc., dated September 2, 2015*

Exhibit 10.2	Supply and Distribution Agreement, by and between the Company and COR Medical Group, dated August 14, 2015*

Exhibit 10.3	Supply and Distribution Agreement, by and between the Company and Mazolewskioc Medical, PC dated August 28, 2015*

Exhibit 10.4	Supply and Distribution Agreement, by and between the Company and Wellness Institute of Illinois, dated August 26, 2015*

_____________

*	A portion of the Exhibits have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission.

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCORRX INC.

Date: September 8, 2015	By:	/s/ Lourdes Felix
Lourdes Felix Chief Financial Officer and Director

4